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EXHIBIT 21                                                          SUBSIDIARIES

                               CROWN ANDERSEN INC.
                             A Delaware Corporation
                               306 Dividend Drive
                          Peachtree City, Georgia 30269
                             Phone: 1 (770) 486 2000
                              Fax: 1 (770) 487 5066
                              www.crownandersen.com
                              ---------------------
                          e-mail: a2k@crownandersen.com
                                  ---------------------




                               Andersen 2000 Inc.
                             A Delaware Corporation
                               306 Dividend Drive
                          Peachtree City, Georgia 30269
                             Phone: 1 (770) 486 2000
                              Fax: 1 (770) 487 5066
                              www.crownandersen.com
                              ---------------------
                          e-mail: a2k@crownandersen.com
                                  ---------------------





                               Montair Andersen bv
                      A Netherlands Registered Corporation
                         And Wholly Owned Subsidiary Of
                               Andersen 2000 Inc.
                                Heuvelsestraat 14
                                 5967 NG Sevenum
                                 The Netherlands
                              Phone: 31 77 467 2473
                               Fax: 31 77 467 3012
                              www.crownandersen.com
                              ---------------------
                             e-mail: info@montair.nl
                                     ---------------





                       Griffin Environmental Company, Inc.
                             A New York Corporation
                           7066 Interstate Island Road
                             Syracuse New York 13204
                             Phone: 1 (315) 451 5300
                              Fax: 1(315) 451 2338
                              www.griffinenviro.com
                       e-mail: cleanair@griffinenviro.com
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